UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

_______________________

August 28, 2015	000-51254
Date of Report (Date of earliest event reported)	Commission File Number

PARKS! AMERICA, INC.
(Exact name of registrant as specified in its charter)

Nevada	91-0626756
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1300 Oak Grove Road Pine Mountain, GA 31822
(Address of Principal Executive Offices) (Zip Code)

(706) 663-8744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01 Changes in Registrant’s Certifying Accountant

On August 28, 2015, the Board of Directors of Parks America, Inc. (the “Company”) approved the dismissal of KLJ &Associates, LLP (“KLJ & Associates”), effective as of that date. On and effective as of that same date, the Company engaged Tama, Budaj & Raab, P.C. (“TBR”) as the Company’s independent registered public accounting firm, as approved by the Company’s Board of Directors.

The audit report of KLJ & Associates on our consolidated financial statements for the fiscal year ended September 28, 2014 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal year ended September 28, 2014, and through the subsequent interim period preceding KLJ & Associates’ dismissal, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K (“Regulation S-K”) promulgated under the Securities Act of 1933, as amended, with KLJ & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KLJ & Associates would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the fiscal year ended September 28, 2014, and through the interim subsequent period preceding KLJ & Associates’ dismissal, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) for Regulation S-K.

KLJ & Associates was provided with a copy of this Current Report on Form 8-K and the Company requested KLJ & Associates furnish a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made herein. A copy of such letter, dated August 28, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal year ended September 28, 2014, and through the subsequent interim period preceding the engagement of TBR, the Company did not consult with TBR on either (1) the application of accounting principles to a specific transaction, either completed or proposed, the type of audit opinion that may be rendered on the Company’s financial statements, and TBR did not provide a written report or oral advice to the Company that TBR concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Exhibit

16.1	Letter of agreement from KLJ & Associates, LLP, to the Securities and Exchange Commission dated August 28, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2015

PARKS! AMERICA, INC.

By:  /s/ Dale Van Voorhis

Name: Dale Van Voorhis

Title:   Chief Executive Officer and

            Chairman of the Board

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